SMART Trend 25 ETF
Schedule of Investments
September 30, 2025 (Unaudited)
COMMON STOCKS - 83.7%	Shares	Value
Financial Services - 17.5%
Charles Schwab Corp.	3,067	$292,806
Intercontinental Exchange, Inc.	1,458	245,644
Robinhood Markets, Inc. - Class A(a)	2,266	324,446
		862,896

Health Care - 5.9%
Boston Scientific Corp.(a)	3,006	293,476

Industrial Products - 7.5%
Amphenol Corp.	578	71,528
GE Aerospace	992	298,413
		369,941

Materials - 7.8%
Freeport-McMoRan, Inc.	5,159	202,336
Newmont Corp.	2,136	180,086
		382,422

Media - 19.0%
AppLovin Corp. - Class A(a)	93	66,824
DoorDash, Inc. - Class A(a)	1,081	294,021
Meta Platforms, Inc. - Class A	392	287,877
Netflix, Inc.(a)	241	288,940
		937,662

Software & Tech Services - 3.9%
Intuit, Inc.	95	64,876
Palantir Technologies, Inc. - Class A(a)	705	128,606
		193,482

Tech Hardware & Semiconductors - 22.1%
Advanced Micro Devices, Inc.(a)	487	78,792
Analog Devices, Inc.	791	194,349
Arista Networks, Inc.(a)	1,567	228,327
Broadcom, Inc.	377	124,376
Corning, Inc.	1,420	116,482
Dell Technologies, Inc. - Class C	223	31,615
KLA Corp.	53	57,166
Lam Research Corp.	464	62,130
Micron Technology, Inc.	344	57,558
NVIDIA Corp.	754	140,681
		1,091,476

TOTAL COMMON STOCKS (Cost $3,847,667)		4,131,355

SHORT-TERM INVESTMENTS - 16.3%
Money Market Funds - 16.3%	Shares	Value
First American Government Obligations Fund - Class X, 4.05%(b)	804,382	$804,382

TOTAL SHORT-TERM INVESTMENTS (Cost $804,382)		804,382

TOTAL INVESTMENTS - 100.0% (Cost $4,652,049)		$4,935,737
Liabilities in Excess of Other Assets - 0.0%(c)		(1,248)
TOTAL NET ASSETS - 100.0%		$4,934,489

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2025.
(c)	Does not round to 0.1% or (0.1)%, as applicable.